                                     EXHIBIT NO. 10.3(a)

   PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
 EXCHANGE COMMISSION IN A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 24b-2 OF THE SECURITIES
     EXCHANGE ACT OF 1934, AS AMENDED. THE SYMBOL "[***]" IN THIS EXHIBIT INDICATES THAT
                                INFORMATION HAS BEEN OMITTED.

                         SECOND AMENDMENT to SPACE and USE AGREEMENT

This Second Amendment to the Space and Use Agreement dated January 1, 1999, as amended by that certain Amendment to Space and Use Agreement dated as of January 15, 1999 (the
"Agreement"), is entered into as of the 1st day of March 2002 between CONTINENTAL AIRLINES,
INC. ("CONTINENTAL ") and FRONTIER AIRLINES, INC. ("COMPANY").

The parties wish to amend the terms of the Agreement to adjust the subleased square footage, to add the amount of subleased space, and to increase the rental as herein provided.

The parties hereby agree to amend the Space and Use Agreement as follows:

1.       Section 2 "COMPANY" and Section 8 "NOTICE" shall restate COMPANY'S address and phone number as follows: Frontier Airlines, Inc., Frontier Center One, 7001 Tower
         Road, Denver, CO 80249-7312. Phone number (720) 374-4375.

2.       Section 3 "DESCRIPTION OF PREMISES", as amended, is deleted and replaced with the following: "Certain maintenance hangar space (approximately 107,289 sq. ft.)
         within the Denver International Airport, being more fully described on EXHIBIT 1, attached hereto and made a part of, as well as reasonable rights of ingress and egress."

3.       Section 4 "USE OF PREMISES" is deleted and replaced with the following: COMPANY is hereby granted the right to use the PREMISES, in accordance with the terms and conditions stated herein, for the following purposes: Preferential use of the
         PREMISES on EXHIBIT 1 listed as "FAL" for the purpose of maintenance space in accordance with the terms and conditions of this Agreement, and for no other purpose. COMPANY is permitted the common use of PREMISES on EXHIBIT 1 listed as
         'JOINT' and a pro-rata share of apron space. CONTINENTAL reserves the secondary use (which use shall be reasonably determined by COMPANY and CONTINENTAL regarding the present or future availability of subleased space) of COMPANY's subleased hangar bay and apron space as well as reasonable rights of ingress and egress at no expense to CONTINENTAL.

4.       Section 6 "CONSIDERATION/RENTAL", as amended, shall replace the current annual payment amount with the schedule of payment provided in EXHIBIT 2, as of June 1,
         2002.

5.       Section 7 "TERM" is amended to continue through February 28, 2007, subject to earlier termination as herein provided and to cancellation by either party without cause upon eighteen (18) months prior written notice.

6.       Section 9 "SECURITY DEPOSIT" shall require an amount equal to one (1) month's rental obligation by COMPANY.

7.       Section 30 (D) "ENVIRONMENTAL OPERATIONS" shall change CONTINENTAL'S address for notice to: Continental Airlines, Inc., Environmental Affairs, Floor 33, 1600 Smith
         Street, Houston, TX 77019.

8.       All other terms of the Agreement and Second Amendment to Space and Use Agreement
         remain in full force and effect.

9.       CONTINENTAL and COMPANY agree that, from and after the date of this Second
         Amendment, that certain Space and Use Agreement between them dated effective as of
         April 7, 2000 shall no longer apply to the space covered thereunder and the terms of the Space and Use Agreement dated as of January 1,1999, as amended by that certain Amendment to Space and Use Agreement dated January 15, 1999 and as further amended by this Second Amendment, shall control and govern the rights and duties of the parties in respect of such space, with the result being the same as if all such space were originally leased pursuant to the agreement that is being further amended by this Second Amendment.

10.      This Second Amendment to Space and Use Agreement is subject to the consent of the
         City and County of Denver.

CONTINENTAL AIRLINES, INC.                           FRONTIER AIRLINES, INC.

BY:                                                  BY:
TITLE:                                               TITLE:
DATE:                                                DATE:

CITY AND COUNTY OF DENVER

BY:
TITLE:
DATE:

CO/F9. Second Amendment. EXHIBIT 2           3/14/2002

Bay floor size                                       % of Joint Space Sq. Ft. =  % of Bay
Area
F9  2 Bays = 61,059 SF                               F9 = [***]%
All 3 Bays = 89,124.8 SF                             CAL =[***]%

Adjusted F9 space allocation                         Continental MX Hangar Rental
Obligation
F9#1        70,933.7 (sublease #1 as amended;        2002 Debt Service $[***]
F9#2 (old)  18,297.2  terminated sublease #2)        2002 Ground Rent  $[***]
F9 revised 89,230.9                                                    $[***]
F9 new 4,453.7
F9 joint 13,604.4                                    Direct Pass-through rate for
MX hangar costs
F9 total 107,289.0                                   2002     rate/sq.ft./year  $[***]

Total Hangar square feet 153,786.0

Second Amendment Rates [Subsidy number based on total F9 cost that would be borne by F9 at pass through rental rate for debt and land.]

[***]